Investor Update December 2012

Steve Rathgaber
Chief Executive Officer

Chris Brewster
Chief Financial Officer

CARDTRONICS
www.cardtronics.com

Forward Looking Statements

Certain statements and information in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we currently anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to:

(1) our financial outlook and the financial outlook of the ATM industry;
(2) our ability to respond to recent and future regulatory changes;
(3) our ability to respond to potential reductions in the amount of net interchange fees that we receive from global and regional debit networks for transactions conducted on our ATMs, due to pricing changes implemented by those networks as well as changes in how issuers route their ATM transactions over those networks;
(4) our ability to provide new ATM solutions to retailers and financial institutions;
(5) our ATM vault cash rental needs, including potential liquidity issues with our vault cash providers;
(6) the continued implementation of our corporate strategy;
(7) our ability to compete successfully with new and existing competitors;
(8) our ability to renew and strengthen our existing customer relationships and add new customers;
(9) our ability to meet the service levels required by our service level agreements with our customers;
(10) our ability to pursue and successfully integrate acquisitions;
(11) our ability to successfully manage our existing international operations and to continue to expand internationally;
(12) our ability to prevent security breaches;
(13) our ability to manage the risks associated with our third-party service providers failing to perform their contractual obligations;
(14) our ability to manage concentration risks with key customers, vendors and service providers;
(15) changes in interest rates and foreign currency rates;
(16) the additional risks we are exposed to in our U.K. armored transport business; and
(17) our ability to retain our key employees.

Other factors that could cause our actual results to differ from our projected results are described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, our reports and registration statements filed from time to time with the Securities and Exchange Commission and other announcements we make from time to time. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

In addition, today's presentation includes certain non-GAAP financial measures as defined under SEC Regulation G. Our opinion regarding the usefulness of such measures together with a reconciliation of those measures to the most directly comparable GAAP measures have been included in the presentation.

Who Is Cardtronics and What Do We Do?

CARDTRONICS

Cardtronics is the World's Leading ATM Provider

We provide cash and financial services in the most *convenient* locations, over 62,000 worldwide, connecting consumers, retailers and financial institutions *where cash meets commerce*.

Cardtronics operates 62,000+ ATMs on two continents


Consumers
OPEN
Retailers
FIs

Over 17,800 Cardtronics ATMs carry bank and credit union brands

CARDTRONICS | bankmachine | LocatorSearch | Allpoint

Where Is Cardtronics and What Do We Do?

- **Owns the largest non-bank network of ATMs**
- **Long-term contracts:**
  - 7 of top 10 U.S. retailers(1)
  - 10 of top 15 U.S. banks(2)
- **Proprietary EFT processing platform**
  - Processing over 14 withdrawals per second in 2012


~53,600 U.S. and Puerto Rico locations
~2,800 Mexico locations
~1,800 Canada locations
~4,300 U.K. locations

(1) Based on National Retail Federation rankings as of 11/2012, excludes retailers without ATM programs (2012)
(2) Based on assets as of 12/31/2011

Multiple Sources of Revenue

CARDTRONICS


2008
2%
12%
9%
56%
21%
Surcharge
Interchange - U.S. Unprotected
Interchange - U.S. Protected & U.K.
Branding, Surcharge-Free, and Mgd Serv
Other Rev.
Oct 2012
4%
18%
45%
24%
8%

	Consumers			FIs/ Retailers
	Independent	Bank Branded	Allpoint	Managed Services
Network Access Fees			$	$
Interchange Paid by Card Issuers	$	$	$	
Surcharges Paid by Consumers	$			
Branding Fees		$		$
Service Fees				$

Executing the Growth Strategy: Growing Transaction Share

CARDTRONICS

Expanding the Network – Increased Scale/Margin Expansion

- Growth in company-owned ATM base in United States
- Expanding footprint in the U.K., Mexico and Canada
- Complementary acquisitions

Leveraging the Network – Trailing 12 Months Performance

International Expansion

Extend capabilities to ATMs outside U.S.
- 477 installs YTD at 7-Eleven Canada
- Acquired Canadian ATM deployer Can-Do-Cash, adding 800 ATMs to the Cardtronics Canada portfolio, now over 1,800 ATMs

Product Offerings

New products drive transaction volume improvements
- Launched FeeAlert to direct FI customers to CATM S/C-free ATMs
- Expanded LocatorSearch – making CATM ATMs easier to find
- Launched ATM couponing and marketing to lift transactions

Allpoint Network

Expand ATM footprint for smaller FIs, virtual banks and prepaid card issuers
- Xceed Financial, Comerica, H&R Block, TxVia, First Midwest Bank

Bank Branding

Expand ATM footprint for larger financial institutions
- Scotiabank branded entire portfolio of 7-Eleven Canada ATMs
- Frost Bank doubled its ATM footprint (615 branded Valero ATMs)
- BBVA Compass branded 178 ATMs with 3 merchants in CO

New High-Traffic Locations

Sign new long-term contracts
- Contracts with over 1,800 installs with new customers (Valero Corner Store, Shell (UK) and 7-11 Canada)

Growing with Existing Merchants

Increase merchant location penetration and surcharges, drive additional foot traffic
- Over 800 Net Adds from top 10 customers[1] in the last 12 months

(1) Excludes Managed Services and programs acquired by acquisition in last 12 months. Ranked by YTD revenue.

Growth Strategy Driving Results

Total Revenue



($ millions)
700
600
500
400
300
200
100
0
CAGR: 13%
$378
$493
$493
$532
$625
21%
$165
$199
2007
2008
2009
2010
2011
3Q11
3Q12

Adjusted EBITDA



180
160
140
120
100
80
60
40
20
0
CAGR: 26%
$61
$82
$110
$131
$156
16%
$43
$50
2007
2008
2009
2010
2011
3Q11
3Q12

Adjusted EPS



1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
CAGR: 78%
$0.13
$0.21
$0.68
$1.00
$1.37
10%
$0.39
$0.43
2007
2008
2009
2010
2011
3Q11
3Q12

- Strategy driving robust revenue and profit growth over time
- Network interchange changes are a headwind currently

History of ATM Interchange

1 My Bank Only


Bank A Customer
Bank A
Bank B
Bank C
Bank D

In early days, a customer could only use the ATM owned by his/her own financial institution

2 Regional Networks


Bank A
Bank A Customer
Regional ATM Network
Bank C
Bank B
Bank D

- Regional networks allow customers to use ATMs not owned by their FI
- Expanded ATM access, but only on a limited scale

Interchange Introduced

3 National Networks


Bank A Customer
Bank A
National ATM Network
Bank B
Bank C
Bank D

4 International Networks


International ATM Network
Bank E
Bank F

History of ATM Interchange

- **Interchange and network fees arose as the parties handling the ATM transaction needed to be paid for their effort and investment**
- **Interchange is an access fee paid by the card-issuing bank so their customers can have access to other owner's ATMs**


Access Fee Paid by Customer's Bank
Network "Pipe" Fee
Net Access Fee to ATM Owner
X - Y = Z
Network
Customer's Bank
ATM Owner

History of ATM Interchange

- **1990–2010: Typical ATM access fee on cash withdrawal**
  - Networks act as intermediaries, post an interchange rate
  - Typical card-issuing bank paid $0.50 - $0.52 per withdrawal transaction to the networks
  - Networks charged $0.05 - $0.07 network fees for acting as a "pipe"
  - ATM owner received approximately $0.45 net



Access Fee Paid by Customer's Bank
Network "Pipe" Fee
Net Access Fee to ATM Owner
$0.50 - ($0.05) = $0.45
Network
Customer's Bank
ATM Owner

ATM vs. Point-of-Sale (POS) Interchange

POS Interchange



Card Issuing FI
POS Interchange Paid by Merchant to Card Issuer
Network
OPEN
Merchant

- Flows from retailer via network ***to*** card-issuing bank
- Price-regulated under Dodd-Frank (Durbin Amendment)

ATM Interchange



Card Issuing FI
ATM Interchange Paid by Card Issuer to ATM Owner/Acquirer
Network
ATM Owner

- Flows ***from*** card-issuing bank via network to ATM owner
- Not regulated

Interchange/Access Fees Paid to Cardtronics by Card-Issuing Banks

CARDTRONICS

Approximately 32% of Cardtronics' total worldwide revenues are ATM access fees paid by banks

Month of October, 2012

% of Total Revenue

Canada

Card Issuing Institution → ATM Owner

Interac

$0.75[1] - ($0.008) = $0.742

Single Network

0.7%

U.K.

Card Issuing Institution → ATM Owner

LINK

$0.42 - ($0.006) = $0.414

Single Network

12.1%

U.S.

Card Issuing Institution → ATM Owner

Multiple networks and direct connection pathways

19.6%

32.4%

1) No interchange on balance inquiries

U.S. Transaction Flows and Interchange/Access Fees

CARDTRONICS

Month of October, 2012

% of Total Revenue

Visa/ MasterCard

Card Issuing Institution → VISA / MasterCard → Cardtronics ATM

$0.35 to 0.50 - ($0.15 to 0.18) = $0.17 to 0.32

4.5%

Other U.S. Networks

Card Issuing Institution → pulse / NYCE / STAR / AFFN → Cardtronics ATM

$0.45 to 0.65 - ($0.05 to 0.10) = $0.35 to 0.60

Pulse, NYCE, Star, AFFN, etc.

5.6%

CATM Direct

Card Issuing Institution → Allpoint → Cardtronics ATM

$0.50 to 0.80 - ($0.00) = $0.50 to 0.80

Allpoint, Direct Connect, etc.

9.5%

19.6%

What Happens Now?
Let's Review Recent History

2010

- MasterCard's ATM debit network market share is substantially below Visa's
- Dodd-Frank Act passed; limiting of POS interchange rates has major negative impact on banks
- MasterCard announces interchange and fee changes:
  - From $0.50 interchange rate for all and $0.05 network fee
  - To 3-tier rate structure, with very large issuing banks paying the lowest rate, and a $0.17 network fee

2011

- MasterCard's debit card network volume increases substantially as large bank volume shifts to their network to benefit from lower interchange fees
  - Not all volume moves immediately – existing contracts between banks and networks commit volumes for stated time frames
- Visa announces interchange rate and network fee changes that roughly match MasterCard's, to be effective April 2012

2012

- Shifting of large bank volumes to Visa and MasterCard lower interchange tiers continues
- MasterCard's volumes approach parity with Visa
- Visa's pricing changes go into effect April 1
- October 2012 – significant additional move of volumes to Visa and MasterCard
  - Did old contracts come to term on September 30?

Interchange Trends & Analysis: Visa/MasterCard

Visa/ MasterCard



Card Issuing Institution
VISA
MasterCard
$0.35 to 0.50 - ($0.15 to 0.18) = $0.17 to 0.32
Cardtronics ATM

Month of October, 2012

% of Total Revenue

4.5%

- Visa and MasterCard pricing is quite similar
- Visa and MasterCard debit volumes are fairly similar
- Typically six months' notice given on price changes; have seen nothing further
- We believe that pricing is more likely to be stable over next three years than during last two
  - Durbin was destabilizing to the entire U.S. payments infrastructure
- Banks probably have volume commitments to networks under multi-year contracts, undercutting the value of further price cuts
- Network fees of $0.17 - $0.18 versus cost of less than $0.01 could drive disintermediation, energize CATM direct connects

Interchange Trends & Analysis: Other U.S. Networks



Other U.S. Networks
Card Issuing Institution
pulse
NYCE
STAR
AFFN
$0.45 to 0.65 - ($0.05 to 0.10) = $0.35 to 0.60
Pulse, NYCE, Star, AFFN, etc.
ATM
Cardtronics ATM

Month of October, 2012

% of Total Revenue

5.6%

- Have lost most large-bank volume
  - Not much scope for additional volume shift to Visa/MasterCard in search of lower rate
  - Could put in competitive $0.35 rate for large banks, but would have little impact as that volume has already moved away from them to get that rate from Visa or MasterCard
- Cardtronics can exercise choice in network participation

Management Estimates

Interchange Trends & Analysis: Cardtronics Direct

CATM Direct



Allpoint
$0.50 to 0.80 - ($0.00) = $0.50 to 0.80
Allpoint, Direct Connect, etc.
Card Issuing Institution
Cardtronics ATM

Month of October, 2012

<u>% of Total Revenue</u>

9.5%

- Allpoint transactions growing organically at 32%
- Other direct transactions growing organically at 10%
- CATM management highly focused on developing more direct relationships with card issuers
- Increase in Visa/MasterCard "pipe" fees incents banks and ATM owners to disintermediate them
- Expect this segment to become larger proportion of total revenues

Interchange Observations

CARDTRONICS


Worldwide Revenue
Other Rev. 7%
Branding 16%
Interchange 32%
100%
Surcharge 45%
Interchange Revenue Sources
U.S. CATM Direct 9.5%
U.S. MC/Visa 4.5%
U.S. Other Networks 5.6%
32.4%
Canada 0.7%
U.K 12.1%
Network Shift Risk *
Mid-sized and small banks 3.70%
Top 15 banks - likely stable 0.90%
5.6%
Top 15 banks - could move to Visa/MC 0.90%

- Visa/MasterCard pricing is equivalent, perhaps stable
- Little effect if smaller networks institute lower rate for big banks - they have little remaining big-bank volume
- We see 0.9% of our total revenue arising from interchange on "Top 15" bank transactions occurring on higher-priced networks that may move to lower-priced networks
  - If 100% shifted, our revenue could be reduced by ~$3.5 million annually
- CATM management is working hard to continue development of direct relationships with card issuers that properly value access to our 53,600 U.S. ATMs

* Management estimates

Strategy Update

CARDTRONICS

The U.S. ATM market offers significant opportunities for Cardtronics to gain share

2011 U.S. Cash Withdrawal Transactions


Free
Transactions
78%
7.1 B trans
$2.8 B InterX
Surcharge
Transactions
19%
1.7 B trans
$4.14 B SC; $0.7 B InterX
244.3 MM txns
CATM
3%
CATM S/C
Transactions
1%
111.8 MM trans
$268.0 MM SC
$36.9 MM InterX
CATM Free
Transactions
2%
132.5 MM trans
$72.9 MM InterX

Notes: CATM weighted average cash withdrawal interchange is $0.33 and $0.55 for surcharge and free txns, respectively. Industry interchange assumption is $0.40. CATM transaction and revenue amounts exclude managed services.

Cardtronics' ***NEW*** ATM Model



more cash!

Traffic-Building Solutions	Other S/C-Free Network	Allpoint	Branding Preferred	Branding Principal	Surcharge Paying
Surcharge-Free					

The ATM User Spends Three Times as Much as the Average C-Store Shopper[1]

+

Incentives Drive More ATM Use *and* New Sales:
- Coupons @ ATM
- Merchant-Funded Rewards
- More Loyalty

X

More ATM Users Enter the Store:
- Branding
- Allpoint
- Other S/C-Free Network Opportunities
- Traffic-Building Solutions – FeeAlert

=

Retailer: More sales!

Cardtronics: More volume!



(1) NPD Convenience Store Monitor, Dec 2012

U.S. Strategy: Primary Thrust

Path to driving retail partner sales yields increased transaction volume, focus on partner results and increased capital efficiency



Capital Efficiency
Focus on # of ATM units
Focus on transaction volume per ATM
Focus on retail partner sales, FI partner customer value
Margin Improvement
Our Results
Focus
Partner Results
Sustainability/Irreplaceability

Traffic-Building Solution – FeeAlert™

FeeAlert™ is a new tool that helps Cardholders manage their money, FIs realize the full value of their ATM channel investment, and merchants increase store traffic



Cardholder

- Reduce or eliminate ATM fees
- Find more convenient ATM locations
- **Product Expansion:** Save money with retailer coupons delivered through FeeAlert



FI Partner

- Consolidate volume away from competitors' ATMs
- Improve cardholder satisfaction
- Maximize value of existing ATM channel


OPEN

Merchant

- Drive incremental foot-traffic and in-store sales
- Benefit from promotion of store name and location through FeeAlert app
- **Product Expansion:** Communicate offers and discounts through FeeAlert to bring in traffic and drive targeted sales

FeeAlert™ Platform

CARDTRONICS


ATM
Bank
FeeAlert™ Platform
1. Cardholder uses competitor's ATM and is charged a fee
2. Transaction request sent to cardholder's issuer
3. Issuer sends transaction information to FeeAlert™ platform
4. FeeAlert™ uses transaction information to determine alternative fee-free ATMs nearby
5. FeeAlert™ compiles alternative "in network" ATM results and potential retailer coupons and distributes based on issuer business rule configuration
6(a) FeeAlert™ notifies cardholder of alternative ATM locations along with any retailer coupons
6(b) FeeAlert™ notifies issuer of alternative ATM locations along with any retailer coupons
6(c) Issuer notifies cardholder of alternative ATM locations along with any retailer coupons
7. Cardholder uses an "in network" ATM for their next transaction to avoid fees and potentially redeem a retailer coupon
SMS
SALE
MAIL

Volume-Driving Examples

CARDTRONICS

7-Eleven Canada Holidays 2012



Free latte or Big Bite® hot dog
For Scotiabank cardholders.
You're richer than you think.



Scotiabank
PLEASE WAIT.
Your transaction is in progress.
Free small latte or Big Bite® hot dog
Check your receipt for free offer coupon
You're richer than you think.
You're richer than you think.



Scotiabank
THANK YOU.
Please take your cash, card and your receipt.
Enjoy your latte or Big Bi
FREE
Big Bite
OR
Hot Beverage

Valero Corner Store 2012



REFRESH
RECHARGE
Frost
Thank you for using Frost Bank
Proudly serving Texans since 1868.
Frost
Please wait while your transaction is being processed.
U FORCE™
From Sport to Energy Drinks, U Force will be with you!
REFRESH
RECHARGE
32 oz Fountain Drink 50¢

Hess/M&T Sweepstakes



ATM FREE FUEL FRENZY!
M&T Bank
FRENZY!

Store Signage



ATM FREE FUEL FRENZY!
ATM FREE FUEL FRENZY!

Conclusions

- **Reduced interchange negatively impacts all ATM deployers. The result could be opportunity for the scale player.**

- **Retailers increasingly see the link between the ATM and growth in in-store sales. This should represent an opportunity for players who can drive volume (e.g., Allpoint).**

- **Traffic-building innovations will overcome interchange challenges via B2B relationships. Cardtronics has a robust traffic-building solution pipeline.**

Thank you!

Questions?

CARDTRONICS

www.cardtronics.com

Appendix

Appendix

CARDTRONICS

($ millions)	2007	2008	2009	2010	2011	Q3 '12	Q3 '11
Net (loss) income attributable to controlling interest	(27.5)	(71.4)	5.3	41.0	70.2	12.9	46.9
Interest expense, net (incl amort of DFCs and discounts)	31.2	33.2	32.5	28.7	21.1	5.5	5.5
Income tax expense (benefit)	4.5	1.0	4.2	(17.1)	(13.2)	8.2	(29.8)
Goodwill impairment	—	50.0	—	—	—	—	—
Loss on early extinguishment of debt	—	—	—	14.5	—	—	—
Depreciation, amortization and accretion	45.7	57.7	58.3	58.2	65.9	21.3	17.2
EBITDA	**53.8**	**70.5**	**100.4**	**125.2**	**144.0**	**47.9**	**39.8**
Add: Loss on disposal of assets	2.5	5.8	6.0	2.6	1.0	0.0	0.1
Other income and noncontrolling interests	(0.8)	(1.5)	(2.3)	(3.0)	(2.7)	(1.4)	(0.2)
Effects of certain noncash or non-recurring items	5.1	7.1	6.2	6.0	14.0	3.0	3.3
Adjusted EBITDA	**60.6**	**81.9**	**110.4**	**130.8**	**156.3**	**49.5**	**43.0**
Less: Interest expense, net	29.4	30.7	29.8	26.2	19.8	5.2	5.2
Depreciation and accretion expense	26.6	38.4	38.5	41.3	46.5	15.4	11.8
Income tax expense (at 35%)	1.6	4.5	14.7	22.2	31.5	10.1	9.1
Adjusted Net Income	**3.0**	**8.4**	**27.3**	**41.2**	**58.5**	**18.8**	**16.9**
Fully diluted shares outstanding	24.0	39.8	39.9	41.1	42.9	44.0	43.2
Adjusted net income per diluted share	**$0.13**	**$0.21**	**$0.68**	**$1.00**	**$1.37**	**$0.43**	**$0.39**

EBITDA, Adjusted EBITDA, and Adjusted Net Income are non-GAAP financial measures provided as a complement to results prepared in accordance with accounting principles generally accepted within the United States of America ("GAAP") and may not be comparable to similarly-titled measures reported by other companies. Management believes that the presentation of these measures and the identification of unusual, non-recurring, or non-cash items enhance an investor's understanding of the underlying trends in the Company's business and provide for better comparability between periods in different years.

Adjusted EBITDA excludes depreciation, accretion, and amortization expense as these amounts can vary substantially from company to company within the Company's industry depending upon accounting methods and book values of assets, capital structures, and the method by which the assets were acquired. EBITDA and Adjusted EBITDA also do not reflect our obligations for the payment of income taxes, interest expense or other obligations such as capital expenditures. The non-GAAP financial measures presented herein should not be considered in isolation or as a substitute for operating income, net income, cash flows from operating, investing, or financing activities, or other income or cash flow measures prepared in accordance with GAAP.